UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2024

HARVARD APPARATUS REGENERATIVE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35853	45-5210462
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

84 October Hill Road, Suite 11, Holliston, MA	01746
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (774) 233-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 20, 2024, Harvard Apparatus Regenerative Technology, Inc., or the Company, held its Annual Meeting of Stockholders, or the Annual Meeting. At the Annual Meeting, the Company’s stockholders voted on the following proposals: (i) the election of three Director Nominees as Class II Directors, each nominated by the Board of Directors of the Company for a three-year term, such term to continue until the annual meeting of stockholders in 2027 and until such Director’s successor is duly elected and qualified or until their earlier resignation or removal, (ii) the ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, and (iii) the non-binding approval of the compensation of the Company’s named executive officers. The voting results for the matters submitted to a stockholder vote at the Annual Meeting are reported below.

Proposal 1 - Election of Directors

On such election of directors proposal, each of David Green, Ting Li, and Ronald Packard were elected as Class II Directors, each for a three-year term, such term to continue until the annual meeting of stockholders in 2027 and until such Director’s successor is duly elected and qualified or until their earlier resignation or removal. Due to the plurality election, votes could only be cast in favor of or withheld from the nominee and thus votes against were not applicable. The results of the election were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
David Green	826,014	7,222,665	1,695,472
Ting Li	7,219,675	829,004	1,695,472
Ronald Packard	6,543,481	1,505,198	1,695,472

Proposal 2 – Ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024

The ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm was approved as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
9,738,743	2,678	2,730	0

Proposal 3 – Approval, by Non-Binding Advisory Vote, of the Compensation of the Company’s Named Executive Officers

The compensation of the Company’s named executive officers was approved, by a non-binding advisory vote, as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
8,033,183	14,649	847	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVARD APPARATUS REGENERATIVE TECHNOLOGY, INC.
(Registrant)

June 24, 2024	/s/ Junli He
(Date)	Junli He
Chief Executive Officer